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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 24, 1999



                                OBJECTSHARE, INC.
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               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



                 0-23132                                77-0143293
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         (Commission File Number)            (IRS Employer Identification No.)



       16811 HALE AVENUE, SUITE A,
            IRVINE, CALIFORNIA                          92606-5020
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 (Address of Principal Executive Offices)               (Zip Code)



                                 (949) 833-1122
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              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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                                OBJECTSHARE, INC.

                                    FORM 8-K

                                      INDEX


  INFORMATION INCLUDED IN THE REPORT                                                       PAGE
  ----------------------------------                                                       ----
     Item 5.  Other Events..........................................................         3

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits....         3


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

ITEM 5:  OTHER EVENTS.

    On November 24, 1999, ObjectShare, Inc. a Delaware corporation (the "Registrant"), completed the sale of all of the stock (the "Sale") of ObjectShare, Gmbh, a German corporation and ObjectShare (U.K.) Limited, an English corporation (collectively, the "Subsidiaries") to Valtech S.A. a French societe anonyme ("Valtech") and its wholly-owned subsidiary Valtech Limited, a company incorporated in England and Wales (Valtech U.K.), respectively, in exchange for total consideration of (i) approximately $1,600,000 in cash and
(ii) the cancellation of certain intercompany indebtedness owed by the Subsidiaries to the Registrant. As a result of this transaction, the Registrant has no remaining operations in Europe.

    The Sale was effected pursuant to, and this Form 8-K is qualified in its entirety by, the (i) German Master Agreement, dated November 22, 1999, by and between Valtech and the Registrant, and (ii) U.K. Master Agreement, dated November 22, 1999, by and between Valtech U.K. and the Registrant, each of which is attached as an exhibit hereto.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

 5.1 German Master Agreement, dated November 22, 1999, by and between Valtech and the Registrant, related to the sale of ObjectShare, Gmbh. The Registrant will furnish supplementally a copy of the German Master Agreement's schedules and exhibits to the Commission upon request.

 5.2 U.K. Master Agreement, dated November 22, 1999, by and between Valtech U.K. and the Registrant, related to the sale of ObjectShare (U.K.) Limited. The Registrant will furnish supplementally a copy of the U.K. Master Agreement's schedules and exhibits to the Commission upon request.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OBJECTSHARE, INC.,
                                    a Delaware corporation

Date: December 8, 1999              By:            /s/ EUGENE L. GODA
                                       -----------------------------------------
                                         Chief Executive Office, President and
                                               Chairman of the Board and
                                                 Chief Financial Officer



                                       4
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                                INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                      DESCRIPTION OF EXHIBIT
       -------                     ----------------------
         5.1      German Master Agreement, dated November 22, 1999, by and
                  between Valtech and the Registrant, related to the sale of
                  ObjectShare, Gmbh. The Registrant will furnish supplementally a copy of the German Master Agreement's schedules and exhibits to the Commission upon request.

         5.2      U.K. Master Agreement, dated November 22, 1999, by and between
                  Valtech U.K. and the Registrant, related to the sale of ObjectShare (U.K.) Limited. The Registrant will furnish supplementally a copy of the U.K. Master Agreement's schedules and exhibits to the Commission upon request.